Developing Therapeutic Antibodies Targeting Allergic, Inflammatory and Proliferative Diseases Corporate Update October 26, 2020 Exhibit 99.1

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Agenda Robert Alexander, PhD Overview 5:00 – 5:10 AM Henrik Rasmussen, MD PhD Subcutaneous formulation study results 5:10 – 5:15 AM Amol Kamboj, MD EG/EoD prevalence study results 5:15 – 5:35 AM Nicholas Talley, MD PhD & William Chey, MD Clinical implications of prevalence study results 5:35 – 5:45 AM Henrik Rasmussen, MD PhD Update on clinical program 5:45 – 6:00 AM Q&A

Overview Robert Alexander, PhD CEO – Allakos

Today’s Update Phase 1 lirentelimab (AK002) subcutaneous data 63% bioavailability Well-tolerated (no injection site reactions or injection reactions) Sustained eosinophil suppression Results from prospective EGID prevalence study in patients with chronic functional GI symptoms 45% (181/405) of symptomatic patients biopsied with chronic functional GI symptoms met the histologic criteria for eosinophilic gastritis and/or eosinophilic duodenitis (EG/EoD)

Lirentelimab Executive Summary Lirentelimab (AK002) has demonstrated activity in multiple inflammatory diseases Eosinophilic gastrointestinal diseases: EG, EoD, EoE (GI) Chronic urticaria (Skin) Indolent systemic mastocytosis (Systemic) Severe allergic conjunctivitis/atopic diseases (Eye) Phase 3 study initiated in eosinophilic gastritis and/or duodenitis (Results expected 2H21) Phase 2/3 study initiated in eosinophilic esophagitis (Results expected 2H21) Strong scientific rationale for development of lirentelimab (AK002) in additional indications Asthma, ulcerative colitis, and other mast cell and/or eosinophil driven diseases Lirentelimab (AK002) has the potential to be best-in-disease treatment in multiple inflammatory conditions

Mast Cells and Eosinophils: Effector Cells Central to Initiating and Maintaining Inflammatory Responses Found at the Internal/External Interface of the Body In particular, in tissues and surrounding blood vessels and peripheral nerves Produce a Broad Range of Inflammatory Mediators Vasoactive amines, lipid mediators, proteases, cytokines and chemokines Participate in Acute and Chronic Inflammation Including both innate and adaptive immune responses Key Drivers in Many Serious Diseases Including gastrointestinal, ophthalmic, dermatologic, respiratory, and proliferative diseases MAST CELLS EOSINOPHILS

Lirentelimab Targets Siglec-8 on Mast Cells and Eosinophils Cell Membrane Activating Receptors Activation Siglec-8 Mast cell Eosinophil Inflammatory response lirentelimab Inhibition Mast cell Eosinophil Inhibition ADCC/Apoptosis AK002

Mast Cells and Eosinophils Are Key Drivers of Inflammatory Disease

Eosinophils and Mast Cells Play a Significant Role in Many Diseases Mast Cell Activation Syndrome Indolent Systemic Mastocytosis Chronic Urticaria Atopic Dermatitis Eosinophilic Gastritis Eosinophilic Esophagitis Eosinophilic Duodenitis Ulcerative Colitis Vernal Keratoconjunctivitis GASTROINTESTINAL DISEASES OPHTHALMIC DISEASES RESPIRATORY DISEASES SKIN DISEASES MULTI-ORGAN DISEASES Atopic Keratoconjunctivitis Asthma Perennial Allergic Conjunctivitis Eosinophilic Asthma Idiopathic Pulmonary Fibrosis IBS / FGID / GERD Crohn’s Disease

Eosinophilic Gastritis (EG), Duodenitis (EoD), and Esophagitis (EoE) Chronic eosinophilic and mast cell inflammation of the stomach, duodenum, or esophagus Symptoms: abdominal pain, nausea, early satiety, loss of appetite, bloating, abdominal cramping, vomiting, diarrhea, and dysphagia No FDA-approved treatment for EG, EoD, or EoE Current standard of care: diet and/or steroids

Phase 1 Subcutaneous Healthy Volunteer Study Henrik Rasmussen, MD PhD CMO - Allakos

Phase 1 Subcutaneous Healthy Volunteer Study Study Design Phase 1 single-dose, randomized, double-blind, placebo-controlled study 58 adult healthy volunteers Dose groups: SC: lirentelimab 0.3, 1.0, 3.0, 5.0 mg/kg, 300 mg fixed (single 2 mL injection), or placebo IV: lirentelimab 1.0, 3.0 mg/kg

Phase 1 Subcutaneous Healthy Volunteer Study Results 63% bioavailability Prolonged peripheral blood eosinophil suppression on lirentelimab Lirentelimab was well tolerated No injection site reactions or injection reactions No treatment related adverse events No serious adverse events Placebo 1 mild (Grade 1) injection reaction occurred (flushing 2 hours post-injection) Lirentelimab appears suitable for once monthly dosing

SC Lirentelimab Showed Sustained Depletion of Eosinophils in Healthy Volunteers in Phase 1 Study Route Dose Cohort (mg/kg) n Baseline 1 hr 3 hr Day 15 Day 35 Day 56 Day 85 SC Placebo 10 100 100 200 200 100 200 100 0.3 6 110 200 20 0 0 50 100 1.0 6 150 0 0 0 0 0 50 3.0 6 150 0 0 0 0 0 0 5.0 6 100 0 0 0 0 0 0 300 mg 6 100 0 0 0 0 0 0 IV 1.0 6 100 0 0 0 0 0 0 3.0 12 100 0 0 0 0 0 0 Median Blood Eosinophils 103/mL

EG/EoD Prevalence Study Amol Kamboj, MD Senior Medical Director - Allakos

ENIGMA: Unexpectedly High Diagnosis Rate of EG/EoD Among Previously Undiagnosed Patients 51 patients without history of EG/EoD entered ENIGMA screening 51% (26/51) met symptom criteria for endoscopy and biopsy 58% (15/26) EG / EoD Suggests significant underdiagnosis of EG/EoD in GI patient population 29% (15/51) received a de novo diagnosis of EG/EoD Majority of patients without a previous diagnosis of EG/EoD came from general GI practices These patients had a history of chronic nonspecific functional GI symptoms or diagnoses SOURCE: Peterson KA et al. AJG. 2020 (ACG 2020 presentation)

De Novo EG/EoD Patients Had a Similar Response to Lirentelimab as Patients with a Prior History of EG/EoD Improvement in TSS-8 From Baseline Weeks 69-70 3.0 mg/kg lirentelimab TSS-8 Mean % Δ from ENIGMA BL Placebo Weeks 13-14 De Novo (n=6) Prior Dx (n=14) De Novo (n=6) Prior Dx (n=23) De Novo (n=5) Prior Dx (n=15) De novo: Newly diagnosed EG/EoD Prior Dx: Patients with diagnosis of EG/EoD prior to screening for ENIGMA OLE data as of 28SEP20

Similar Response to Lirentelimab Regardless of History of EG/EoD Proportion of Patients with ≥50% Improvement in TSS-8 % of Patients Weeks 69-70 Placebo Weeks 13-14 De novo: Newly diagnosed EG/EoD Prior Dx: Patients with diagnosis of EG/EoD prior to screening for ENIGMA OLE data as of 28SEP20 (1/5) (2/15) Prior Dx De Novo Prior Dx De Novo De Novo Prior Dx (9/14) (4/6) (6/6) (19/23) 3.0 mg/kg lirentelimab

EG/EoD Prevalence Study Study Design Prospective, multi-center study to assess the prevalence of EG/EoD in symptomatic patients with chronic functional GI symptoms At least a 6-month history of abdominal pain, abdominal cramping, nausea, vomiting, diarrhea, bloating or early satiety without identifiable cause and unresponsive to pharmacologic or dietary intervention Or a diagnosis of IBS or Functional Dyspepsia (FD) indicating a chronicity of symptoms Biopsies from 405 adult patients who met symptom criteria as assessed by the PRO questionnaire used in ENIGMA and ENIGMA 2 Phase 3 EG/EoD study 20 sites distributed across continental US Co-Primary endpoints: Proportion of symptomatic patients that underwent biopsy and met the histologic criteria for EG and/or EoD (≥30 eos/hpf in 5 gastric or 3 duodenal hpf) Proportion of symptomatic patients that underwent biopsy with ≥30 mast cells/hpf in 5 gastric hpfs and/or ≥30 mast cells/hpf in 3 duodenal hpfs and < 30 eos/hpf, referred to as MGID

Symptoms Assessed With the Same PRO Questionnaire Used in ENIGMA and Phase 3 ENIGMA 2 Abdominal pain Nausea Early satiety Vomiting Loss of appetite Abdominal cramping Bloating Diarrhea Developed in accordance with FDA guidance on PRO development Captures the GI symptoms of patients on a daily basis Measures symptoms each on a scale of 0-10 for the following: Average weekly symptom score of ≥3 (on a scale from 0-10) and a Total Symptom Score ≥10 GI Symptom Questionnaire

Systematic Biopsy Protocol Stomach Duodenum Biopsy Protocol 4 biopsies from the duodenum, 2 each from the descending and horizontal parts GASTRIC ANTRUM: 4 biopsies (2-5 cm proximal to the pylorus) GASTRIC CORPUS: 4 biopsies (2 from the proximal lesser curvature and 2 from the greater curvature)

High Prevalence of Chronic GI Patients Who Met Histologic Criteria for EG/EoD 73% Met Symptom Criteria & Biopsied n=405 45% Met Histologic Criteria for EG/EoD1 n=181 5% Did Not Meet Histologic Criteria for EG/EoD or MGID n=20 50% Met Histologic Criteria for MGID2 n=204 Entered Screening n=556 33% (181/556) of patients with chronic functional GI symptoms met histologic criteria for EG/EoD 1Patients who met symptom criteria and ≥30 eos/hpf in 5 gastric hpfs and/or ≥30 eos/hpf in 3 duodenal hpfs; 7 patients did not meet MGID histologic criteria 2Patients who met symptom criteria and ≥30 mast cells/hpf in 5 gastric hpfs and/or ≥30 mast cells/hpf in 3 duodenal hpfs and < 30 eos/hpf

Patients Were Screened from Multiple Sites Across the U.S. Consistent discovery rate of EG/EoD across regions

Baseline Characteristics of Patients in Prevalence Study Compared to ENIGMA Patient Characteristics Screened n=556 EG/EoD n=181 MGID n=204 ENIGMAa n=72 Mean age, years (range) 45 (18–83) 45 (19–78) 44 (18–76) 42 (18-74) Female sex 72% 73% 72% 60% White 89% 85% 90% 92% Weight, median, kg 82 83 82 82 Peripheral blood eos count, /µL, median (IQR)  130 (80–220)   170 (100–250) 110 (70–165) 325 (138–673) TSS [0-80], mean 27.8 31.3 30.0 31.9 History of GI symptoms, mean years 11 11 9 9 Prior diagnosis, n (%)       Gastroesophageal reflux 53% 65% 55% 33% Irritable bowel syndrome 46% 55% 51% 4% Functional dyspepsia 16% 15% 18% 1% Chronic gastritis or duodenitis 12% 11% 18% 6% Any of the above 81% 93% 88% 43% a72 patients met histologic criteria for EG/EoD; 65 patients enrolled in ENIGMA

Comparable Symptom Profile in Prevalence Study vs. ENIGMA Symptom Mean Symptom Intensity During Screening (0-10) Early Satiety Bloating Abdominal Pain Abdominal Cramping Loss of Appetite Nausea Diarrhea Vomiting Prevalence Study EG/EoD (n=181), TSS=31 ENIGMA De Novo EG/EoD (n=15), TSS=32 ENIGMA with History of EG/EoD (n=57), TSS=31

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Eosinophil and Mast Cells from Symptomatic Patients in the Prevalence Study Display an Activated Phenotype


Eosinophil Activation
Mast Cell Activation
CD69
CD63
MRGPRX2
Expression (MFI)
Mean ± SEM
750
500
250
0
12000
8000
4000
0
24000
20000
16000
12000
0
****
***
Healthy Controls
EG/ EoD[1]
MGID[2]
EG/ EoD
MGID
n=
12
66
84

* p<0.05; ** p<0.01; *** p<0.001; **** p <0.0001 compared to mean expression of HV control MCs or eosinophils
1 Patients who met symptom criteria and ≥30 eos/hpf in 5 gastric hpfs and/or ≥30 eos/hpf in 3 duodenal hpfs
2 Patients who met symptom criteria and ≥30 mast cells in 5 gastric hpfs and/or ≥30 mast cells/hpf in 3 duodenal hpfs and < 30 eos / hpf

Allakos

Prevalence Study Summary Many symptomatic patients had activated eosinophils and mast cells, likely contributing to disease despite not meeting histologic criteria for EG/EoD Patients are not well managed by available therapies and there are no approved therapies targeting eosinophils and mast cells In ENIGMA de novo EG/EoD patients had a meaningful response to lirentelimab 45% (181/405) of symptomatic patients biopsied with chronic functional GI symptoms met the histologic criteria for EG/EoD

Implications of Prevalence Study Results Nicholas J. Talley, MD William D. Chey, MD

Expert Panel Laureate Professor, Univ. of Newcastle Gastroenterologist & Epidemiologist Past Chairman of Medicine, Mayo Clinic APFED Medical Advisory Panel Member Past Co-editor-in-Chief of the American Journal of Gastroenterology Nicholas J. Talley, MD PhD Professor, Gastroenterology, Univ. of Michigan Board of Directors, Rome Foundation (IBS Guidelines) Board of Trustees of the American College of Gastroenterology Past Co-editor-in-Chief of the American Journal of Gastroenterology William D. Chey, MD

Strengths of Prevalence Study First large prospective study looking at prevalence of EG/EoD Consistent findings across U.S. geographical locations Study population highly representative of a typical community GI practice 500+ patients screened and evaluated across 20 sites, with 400+ undergoing endoscopy PRO measured a broad constellation of symptoms and identified patients with moderate-to-severe symptoms Standardized endoscopy and biopsy protocol with pre-defined criteria for eosinophilia

Projected 6-10 Million Adult Patients With Treatment Refractory Functional GI Disorders in the United States Total Adult GI Patients in a GI Practice Diagnosed and Treated for FGID, GERD, or Chronic Gastritis Inadequately Controlled ~6-10MM Base Assumption, n (%) Source 14,000 GIs1 x 1,600/2,000 pts/GI2 Market Research, N=150 GIs2 Average from Literature3-6 SOURCE:1. AAMC.org; 2. InCrowd market research survey of 150 adult gastroenterologists, fielded Aug 2020. 3. El‐Serag, Becher A, and Jones J. AP&T. 2010.; 4. Pimentel M. Am J Manag Care. 2018.; 5. Buono JL, et al. J Med Econ. 2017; 6. Mönkemüller K, Malfertheiner P. World J Gastroenterol. 2006. Representative of Prevalence Study Screening Population 22-28M 70% 40-50%

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Study Findings Substantiate the Pathogenic Role of Eosinophils and Mast Cells in Patients with Chronic GI Symptoms

Study 1: Functional Dyspepsia & Eos



Non-ulcer Dyspepsia and Duodenal Eosinophilia: An Adult Endoscopic Population-Based Case-Control Study

- Eos were significantly elevated in FD patients

Study 2: Functional Dyspepsia & Eos



Duodenal Eosinophilia Is Associated with Functional Dyspepsia and New Onset Gastro-oesophageal Reflux Disease

- Duodenal eosinophilia (D2) was associated with a 6-fold increased risk of new onset symptomatic GERD at 10-year follow-up in PDS (but not EPS)

Study 3: Activated Mast Cell & GI Symptoms



Mast Cell-nerve Interactions Correlate with Bloating and Abdominal Pain Severity in Patients with Non-celiac Gluten / Wheat Sensitivity

- Proximity of mast cells to nerve endings correlates with GI symptoms

Study 4: Mast Cells & Eos Are Pathogenic in FGIDs



Functional Gastrointestinal Disorders: Advances in Understanding and Management

- Degranulation of mast cells and eosinophils can damage the intestinal barrier and stimulate and damage enteric nerve fibers…resulting in gastrointestinal symptoms

SOURCE: 1. Talley NJ, et al. Clin Gastroenterol Hepatol. 2007.; 2. Ronkainen J, et al. AP&T. 2019.; 3. Giancola F, et al. Neurogastroenterol Motil. 2020.; 4. Black CJ, et al. Lancet. 2020.

Allakos

Guidelines do not call for EGDs unless alarm signs are present Current State Implications EGD should be performed for patients with moderate-to-severe symptoms, refractory to SoC EGD 1 Biopsy 2 Biopsies are generally limited to areas of interest or where mucosa appears macroscopically abnormal Histological Evaluation 3 Eosinophils are not typically counted/reported Counting of eosinophils should be standardized in symptomatic patients, with recognition of histologic cutoff of ≥30 eos/hpf Systematic biopsies (8 in stomach and 4 in duodenum) should be taken This Prevalence Study Should Lead to a Change in Clinical Practice and Improved Detection of EG/EoD

Summary Historically, EGDs & biopsies have not been recommended in patients with chronic GI symptoms because it did not guide patient management Current treatments remain ineffective for many patients with chronic functional GI symptoms, likely because these interventions do not address underlying pathogenic drivers of disease Historical and emerging research highlight the pathogenic role of eosinophils and mast cells in patients with chronic GI symptoms The prevalence combined with the histologic and symptom improvements seen in newly identified EG/EoD patients in ENIGMA, offer promise to many patients with chronic GI symptoms

ENIGMA Open-Label Extension Study Update Henrik Rasmussen, MD PhD CMO – Allakos

OLE Interim Analysis Patient Population 58 of 59 eligible patients entered the OLE study As of 9/28/2020, 45 patients have completed ≥52 weeks of lirentelimab treatment (includes ENIGMA exposure) Average ~78 weeks of lirentelimab treatment 13 patients have discontinued with <52 weeks of lirentelimab treatment Average ~34 weeks of lirentelimab treatment

Substantial Symptom Improvement Over Time Time on lirentelimab (Weeks)a EG/EoD-PRO Total Symptom Score-8 Dose TSS-8 Mean ± SEM % Δ from ENIGMA BL BL aTotal lirentelimab exposure, inclusive of lirentelimab exposure during the Phase 2 ENIGMA study Data as of 28SEP2020

Change in Symptoms Over Time in Patients with ≥70 Weeks of Lirentelimab Treatment aTotal lirentelimab exposure, inclusive of lirentelimab exposure during the Phase 2 ENIGMA study Data as of 28SEP2020 Total Lirentelimab Exposure (Weeks)a TSS Mean Change from ENIGMA BL (n=29) Baseline Absolute Percent 29-30 34 -23 -68% 51-52 34 -24 -70% 69-70 35 -26 -75%

Change in Symptom Response Rate in Patients with ≥70 Weeks of Lirentelimab Treatment 29-30 ≥50% Response ≥70% Response ≥90% Response Weeksa Proportion of Patients by TSS Improvement from ENIGMA Baseline (n=29) 51-52 69-70 aTotal lirentelimab exposure, inclusive of lirentelimab exposure during the Phase 2 ENIGMA study Data as of 28SEP2020

Improvement Across All Symptoms in Patients with ≥70 Weeks of Lirentelimab Treatment EG/EoD-PRO Symptom Score Lirentelimab (n=29) Median Score Baseline Wks 69-70a -87% -88% -100% -99% -96% -90% -65% -94% aTotal lirentelimab exposure, inclusive of lirentelimab exposure during the Phase 2 ENIGMA study Data as of 28SEP2020

Safety Summary Generally well tolerated Most common adverse event (AE) was infusion-related reaction (IRR) Most are mild to moderate (flushing, feeling of warmth, headache, nausea, dizziness) Mostly on first infusion, greatly reduced or does not occur on subsequent infusions No IRRs in 20 patients who received single-dose oral prednisone night before first infusion in OLE No drug-related serious AEs in OLE No other significant AEs

Clinical Development Update

Clinical Development Update Phase 3 study in EG/EoD (ENIGMA 2) is well underway On track to have data in 2H21 Phase 2/3 study in EoE (KRYPTOS) is well underway On track to have data in 2H21

Corporate Updates

Strong Balance Sheet and Significant IP Protection Cash, Cash Equivalents and Investments in Marketable Securities as of June 30, 2020 $454.9M H1 2020 Operating Expenses $70.3M Q1 2020 Operating Expenses $29.9M Q2 2020 Operating Expenses $40.4M AK002 US patents first to expire 2035 Lonza currently manufactures AK002

Completed and Near-term Milestones H2’20 EGID Prevalence Study Results H2’21 Phase 2/3 EoE Results H2’20 Phase 1 Data For Subcutaneous AK002 Q2’20 Phase 2 Extension Data in EG and/or EoD H2’21 Phase 3 EG and/or EoD Results Completed Completed Completed

Executive Summary Registrational study enrollment is well underway Phase 3 study in eosinophilic gastritis (EG) and/or eosinophilic duodenitis (EoD) Phase 2/3 study in eosinophilic esophagitis (EoE) Phase 1 lirentelimab subcutaneous data 63% bioavailability Well tolerated (no injection site reactions or injection reactions) Sustained eosinophil suppression Results from EGID prevalence study 45% (181/405) of symptomatic patients biopsied with chronic functional GI symptoms met the histologic criteria for eosinophilic gastritis and/or eosinophilic duodenitis

Q&A